UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 6, 2012

 CATAMARAN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  000-52073

Yukon Territory, Canada	75-2578509
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2441 Warrenville Road, Suite 610
Lisle, Illinois 60532-3246
(Address of principal executive offices, including zip code)

(630) 577-3206
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.
On September 6, 2012, Catamaran Corporation (the “Registrant”) announced that its Board of Directors had declared a stock dividend on the issued and outstanding common shares of the Registrant to effect a two-for-one stock split (the “Stock Split”) to be distributed on October 1, 2012 (the “Distribution Date”) to shareholders of record of the Registrant's common shares as of the close of business on September 20, 2012. In connection therewith, on the Distribution Date, the Registrant expects to issue an additional 102.5 million common shares, thereby increasing its issued and outstanding common shares to 205.0 million. A copy of the press release announcing the Stock Split is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
99.1	Press release issued September 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATAMARAN CORPORATION

Dated: September 6, 2012	By:	/s/ Jeffrey Park
Name: Jeffrey Park
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued September 6, 2012